Summary Prospectus Supplement

May 27, 2015

Morgan Stanley Institutional Fund Trust

Supplement dated May 27, 2015 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated April 30, 2015

Limited Duration Portfolio (Class C)

Joseph Mehlman has been removed from and Eric Jesionowski has been added to the team primarily responsible for the day-to-day management of the Limited Duration Portfolio. Accordingly, effective immediately, the Summary Prospectus is revised as follows:

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Neil Stone	Managing Director	January 2011
Matthew Dunning	Executive Director	October 2014
Eric Jesionowski	Executive Director	May 2015

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